                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER

         AMENDMENT NO. 1 (this "Amendment") dated as of August 31, 1998 to Agreement and Plan of Merger dated as of August 21, 1998 (the "Merger Agreement") among THE BISYS GROUP, INC., a Delaware corporation, with an address at 150 Clove Road, Little Falls, New Jersey 07424 ("Parent"), BI-GREEN ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent, with an address at 150 Clove Road, Little Falls, New Jersey 07424 ("Acquisition"), GREENWAY CORPORATION, a Georgia corporation, with an address at 121 Greenway Boulevard, Carrollton, Georgia 30117 (the "Company") and the shareholders of the Company identified on the signature pages hereof (all such shareholders being collectively referred to herein from time to time as the "Principal Shareholders"). Capitalized defined terms used in this Amendment have the same meanings as are ascribed to them in the Merger Agreement unless separately defined herein.

         WHEREAS, Parent, Acquisition, the Company and the Principal Shareholders have entered into the Merger Agreement; and

         WHEREAS, it is in the mutual interest of the parties to the Merger Agreement to modify and amend the Merger Agreement pursuant to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement, the parties agree as follows:

         1. Section 3.04(c). Section 3.04(c) of the Merger Agreement is hereby amended to substitute the number 30,734 for the number 20,280 in the twelfth line thereof with respect to the number of Remaining Granted Options.

         2. Schedule 3.04(c). Schedule 3.04(c) of the Merger Agreement is hereby amended in its entirety by substituting the Schedule 3.04(c) annexed to this Amendment and made a part hereof.
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         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be an original, and all such counterparts shall constitute one and the same instrument. In addition, this Amendment may contain more than one counterpart signature page, and all such counterpart signature pages shall have the same force and effect as though all parties had signed a single set of signature pages. However, this Amendment shall be of no force or effect as to any parties until executed and delivered by all parties.

         4. Schedules. The Schedule attached to this Amendment shall be construed with and as an integral part of this Amendment and the Agreement.

         5. Merger Agreement as Amended. Except as modified and amended by this Amendment, the Merger Agreement shall remain in full force and effect on and after the date hereof, and all references in the Merger Agreement to the "Agreement" shall be deemed to be references to the Merger Agreement as amended by this Amendment.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement and Plan of Merger as of the day and year first above written.


                                        THE BISYS GROUP, INC.



                                        By: /s/ Lynn J. Mangum
                                            ------------------------------------
                                                Lynn J. Mangum
                                                Chairman and Chief Executive
                                                Officer


                                        BI-GREEN ACQUISITION CORP.



                                        By: /s/ Lynn J. Mangum
                                            ------------------------------------
                                                Lynn J. Mangum
                                                Chairman and Chief Executive
                                                Officer


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
                                        GREENWAY CORPORATION



                                        By: /s/ W.T. Green, Jr.
                                            ------------------------------------
                                                W.T. Green, Jr.
                                                Chairman and Chief Executive
                                                Officer


                                        PRINCIPAL SHAREHOLDERS:


                                        /s/ W.T. Green, Jr.
                                        ----------------------------------------
                                            W.T. Green, Jr.
                                            GREENWAY CORPORATION
                                            121 Greenway Parkway
                                            Carrollton, Georgia  30117


                                        /s/ Elizabeth J. Green
                                        ----------------------------------------
                                            Elizabeth J. Green
                                            194 Bonner Road
                                            Carrollton, Georgia  30117


                                        /s/ W.T. Green, III
                                        ----------------------------------------
                                            W.T. Green, III
                                            GREENWAY CORPORATION
                                            121 Greenway Parkway
                                            Carrollton, Georgia  30117


                                        /s/ Elizabeth H. Green
                                        ----------------------------------------
                                            Elizabeth H. Green
                                            194 Bonner Road
                                            Carrollton, Georgia  30117


                                        /s/ W.T. Green, Jr.
                                        ----------------------------------------
                                            Andrew J. Green (by WTG, Jr.)
                                            194 Bonner Road
                                            Carrollton, Georgia  30117




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
                                        W.T. Green, Jr. Family Limited
                                          Partnership


                                        By: /s/ W.T. Green, Jr.
                                            ------------------------------------
                                                Mr. W.T. Green, Jr.
                                                Title:
                                                Attn:  Mr. W.T. Green, Jr.
                                                194 Bonner Road
                                                Carrollton, Georgia  30117

                                        Service Supply of Douglasville, Inc.


                                        By: /s/ W.T. Green, Jr.
                                            ------------------------------------
                                                W.T. Green, Jr.
                                                Title:
                                                194 Bonner Road
                                                Carrollton, Georgia  30117

                                        BFG Investments, LLC


                                        By: /s/ Robert B. Braden
                                            ------------------------------------
                                                Mr. Robert B. Braden
                                                Title:  Member
                                                BFG Investments, LLC
                                                931 Ponce de Leon Avenue, N.E.
                                                Atlanta, Georgia  30306


                                        /s/ Manny Enriquez
                                        ----------------------------------------
                                            Manny Enriquez
                                            GREENWAY CORPORATION
                                            121 Greenway Parkway
                                            Carrollton, Georgia 30117


                                        /s/ Dale May
                                        ----------------------------------------
                                            Dale May
                                            ADVANCED DATA SYSTEMS
                                            P.O. Box 733
                                            Jonesboro, Arkansas  72401




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                                        L. Richard Plunkett Family Partnership


                                        By: /s/ L. Richard Plunkett
                                            ------------------------------------
                                                Name:
                                                Title:
                                                100 Colony Square, Suite 410
                                                Atlanta, Georgia  30361


                                        /s/ Thomas T. Richards
                                        ----------------------------------------
                                            Thomas T. Richards
                                            110 Ole Hickory Trail
                                            Carrollton, Georgia  30117


                                        /s/ J. Thomas Vance
                                        ----------------------------------------
                                            J. Thomas Vance
                                            P.O. Box 2069
                                            Carrollton, Georgia  30117

                                        Wilks Investments, L.P.


                                        By: /s/ Van C. Wilks
                                            ------------------------------------
                                                Van C. Wilks, General Partner


                                        By: /s/ Kitty G. Wilks
                                            ------------------------------------
                                                Kitty G. Wilks, General Partner

                                                204 Habersham Place
                                                Carrollton, Georgia  30117

                                        /s/ Earl Dolive
                                        ----------------------------------------
                                            Earl Dolive
                                            GENUINE PARTS COMPANY
                                            2999 Circle 75 Parkway
                                            Atlanta, Georgia  30339




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